SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D.C. 20549-1004

                            FORM 8-K

                          CURRENT REPORT

                 Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934

   Date of Report (Date of earliest event reported) July 23, 2002
                     -------------------
                Commission File Number 1-5324
                           ------

                     NORTHEAST UTILITIES
                    --------------------
   (Exact name of registrant as specified in its charter)


         MASSACHUSETTS                            04-2147929
    ----------------------                        ----------
 (State or other jurisdiction of               (I.R.S. Employer
         organization)                         incorporation or
                                              Identification No.)

             174 BRUSH HILL AVENUE, WEST SPRINGFIELD,
             MASSACHUSETTS                 01090-0010
   ------------------------------------------------------------
(Address of principal executive offices)   (Zip Code)

                       (413) 785-5871
    (Registrant's telephone number, including area code)


                       Not Applicable
                       --------------
    (Former name or former address, if changed since last report)

Item 9.  REGULATION AND DISCLOSURE

      The material attached hereto as Exhibit 99, which is incorporated in this Item 9 by reference thereto, is furnished pursuant to Regulation FD.

                          SIGNATURE

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                     NORTHEAST UTILITIES
                        (registrant)



                              By:  /s/ Randy A. Shoop
                                   Name:  Randy A. Shoop
                                   Title: Assistant
                                          Treasurer - Finance

Date:  July 23, 2002